Exhibit 99.2
 Joint Filer Information

Name of Joint Filer:	BAM Partners Trust

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported:
(Month/Day/Year):	11/30/2022

Designated Filer:	Brookfield Asset Management Inc

Signature:	/s/ Kathy Sarpash

	Name:	Kathy Sarpash

	Title:	Authorized Signatory

Date:	December 2, 2022

Name of Joint Filer:	Brookfield Private Equity Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	11/30/2022

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ A.J. Silber

	Name:	A.J. Silber

	Title:	Director

Date:	December 2, 2022

Name of Joint Filer:	Brookfield US Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	11/30/2022

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Kathy Sarpash

	Name:	Kathy Sarpash

	Title:	Senior Vice President – Legal & Regulatory

Date:	December 2, 2022

Name of Joint Filer:	Brookfield Private Equity Holdings LLC

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Vistra Energy Corp. [NYSE: VST]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	11/30/2022

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Luke Ricci

	Name:	Luke Ricci

	Title:	Director – Legal

Date:	December 2, 2022

Name of Joint Filer:	Brookfield Private Equity Direct Investments Holdings LP

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	11/30/2022

Designated Filer:	Brookfield Asset Management Inc.

By: Brookfield Private Equity Inc., its General Partner

Signature:	/s/ A.J. Silber

	Name:	A.J. Silber

	Title:	Director

Date:	December 2, 2022

Name of Joint Filer:	Brookfield Titan Holdings, L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	11/30/2022

Designated Filer:	Brookfield Asset Management Inc.

By: Titan Co-Investment GP, LLC, its General Partner

Signature:	/s/ Luke Ricci

	Name:	Luke Ricci

	Title:	Director – Legal

Date:	December 2, 2022

Name of Joint Filer:	Titan Co-Investment GP, LLC

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
200 Vesey Street
New York, NY 10281-1023

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	11/30/2022

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Luke Ricci

	Name:	Luke Ricci

	Title:	Director – Legal

Date:	December 2, 2022

Name of Joint Filer:	Brookfield Private Equity Group Holdings LP

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	11/30/2022

Designated Filer:	Brookfield Asset Management Inc.

Brookfield Private Equity Group Holdings LP

By: Brookfield Private Equity Inc., its General Partner

Signature:	/s/ A.J. Silber

	Name:	A.J. Silber

	Title:	Director

Date:	December 2, 2022

Name of Joint Filer:	Brookfield Capital Partners Ltd.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	11/30/2022

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ A.J. Silber

	Name:	A.J. Silber

	Title:	Director

Date:	December 2, 2022